SCOUT
BALANCED
FUND


A no-load mutual
fund investing in both
equities and fixed income
obligations with emphasis
on both long-term growth
of capital and high
current income.

Quarterly Report
September 30, 1997


TO THE SHAREHOLDERS

Scout Balanced Fund earned a total return (price change and reinvested distributions) of 5.22% for the quarter ended September 30, 1997. By comparison, the Lipper Balanced Fund Index earned 6.42% for the same period.

Performance data contained in this report is for past periods only. Past performance is not predictive of future performance. Investment return and share value will fluctuate, and redemption value may be more or less than original cost.

Small and mid-sized capitalization stocks led the market in the quarter. Although blue chip stocks continued to advance and briefly surpassed 8000 on the Dow Jones Industrials Average, the small and mid-cap sectors outperformed them and set repeated records in the benchmark Russell 2000 index.

The stock market gains were fueled by the strong U.S. economy, low inflation and falling interest rates. Despite a drop in August, net investment into equity mutual funds for the quarter remained strong, providing additional support for the market.

Institutional bond investors slowly began to discount the likelihood of further increases by the Federal Reserve in the key Fed Funds rate, now at 5.50%. As investors became more comfortable with the healthy, but not overheating, economy, many fund managers moved more aggressively into bonds, driving prices up and yields down. The entire yield curve shifted down an average of 35 basis points, indicating an expectation among investors that the next change in the Fed Funds rate also will be down. As is usually the case when the market is anticipating lower interest rates, the yield curve flattened as market rates dropped. At the quarter's end, the yield difference between 5- and 10-year Treasury issues was only 10 basis points.

The drop in rates did not occur smoothly. Recent quarters have recorded rapid increases in the volatility of interest rate changes, a reflection of the difficulty investors are having interpreting the current economic situation.

Scout Balanced Fund normally will invest at least 25% of its total assets in equity securities and a minimum of 25% of its total assets in fixed income senior obligations. In the latest quarter, the equity portion of the Fund was 56% of assets and generated a total return for the quarter of 10.99% versus 7.49% for the unmanaged Standard & Poor's 500 Index. The fixed-income portion of the portfolio was 43% of assets, and is positioned at 4.7 years to maturity and yielding 6.80%.

The Fund uses a wide range of tactics, strategies and allocations to achieve this end, including a high-quality research effort. A disciplined approach to ferret out value while identifying risks is one of our foremost responsibilities. We always try to estimate and not overpay for future growth in the core business of our holdings.

We welcome new shareholders to Scout Balanced Fund and appreciate your continued support. Please feel free to call with questions or comments.

Sincerely,

/s/Christopher P. Bloomstran, CFA
Christopher P. Bloomstran, CFA
UMB Investment Advisors

PIE CHART - SECTOR DIVERSIFICATION
        Basic Materials         17.1%
        Capital Goods            3.1%
        Energy                   6.8%
        Utilities               16.4%
        Technology               8.1%
        Consumer Staple         30.7%
        Consumer Cyclical       17.8%

Shares of the Scout Funds are not deposits or obligations of, nor guaranteed by, UMB Bank, n.a. or any other banking institution, nor are they insured by the Federal Deposit Insurance Corporation or any other deposit insurance. These shares involve investment risks, including the possible loss of the principal amount invested.

FINANCIAL STATEMENTS

Statement of Net Assets
September 30, 1997

                                                                Market
        Shares  Company                                         Value
COMMON STOCKS - 32.53%
BASIC MATERIALS - 5.56%
        14,000  Amax Gold, Inc.                                 $       92,750
         4,500  Brush Wellman, Inc.                                    115,594
         4,000  Cyprus Amax Minerals Co.                                96,000
         4,000  Huntco, Inc. Cl. A                                      57,250
         2,500  Newmont Mining Corp.                                   112,344
         1,500  Worthington Industries, Inc.                            30,375
                                                                       504,313
CAPITAL GOODS - 1.01%
         7,000  Calgon Carbon Corp.                                     91,437

CONSUMER CYCLICAL - 5.81%
        12,000  B. I., Inc.                                             89,250
         5,000  Bassett Furniture Industries, Inc.                     142,500
         2,500  Dillards, Inc.                                         109,531
         2,000  Limited, Inc.                                           48,875
           200  May Department Stores Co.                               10,900
        10,000  O'Sullivan Industries, Inc.                            125,000
                                                                       526,056
CONSUMER STAPLES - 9.97%
         3,150  Archer-Daniels-Midland Co.                              75,403
         8,000  Bob Evans Farms, Inc.                                  152,000
         7,000  Brinker International                                  124,687
         1,500  Fuji Photo Film
                Unsponsored ADR                                         62,063
         4,000  Lance, Inc.                                             83,000
        10,000  Mylan Laboratories, Inc.                               224,375
         4,000  Rubbermaid, Inc.                                       102,250
         5,000  VICORP Restaurants, Inc.                                80,000
                                                                       903,778
ENERGY - 2.22%
            92  Deltic Timber Corp.                                      3,007
         1,000  Kerr McGee Corp.                                        68,813
           325  Murphy Oil Corp.                                        18,566
         1,000  Phillips Petroleum Co.                                  51,625
         1,600  USX-Marathon Group                                      59,500
                                                                       201,511
TECHNOLOGY - 2.64%
         3,000   Alcatel Alsthom Sponsored ADR                          79,687
         8,000   Exabyte Corp.                                          88,000
         8,000   Novell, Inc.                                           71,750
                                                                       239,437
UTILITIES - 5.32%
         3,000  Dominion Resources Inc. V.A.                           113,625
         2,000  Entergy Corp.                                           52,125
         3,000  Florida Progress Corp.                                  99,000
         4,150  Niagara Mohawk Power Corp.                              39,684
         2,000  Tele Danmark AS                                         53,375
         4,500  Unicom Corp.                                           105,188
           500  U.S. West Communication
                 Group                                                  19,250
                                                                       482,247
TOTAL COMMON STOCKS - 32.53%                                         2,948,779


        Face                                                    Market
        Amount  Description                                     Value

SHORT-TERM CORPORATE NOTES - 10.99%
$      100,000  American Tel & Telegraph Co.,
                 5.50%, due October 14, 1997                     $      99,786
       100,000  Ameritech Corp.,
                 5.47%, due October 8, 1997                             99,878
       100,000  Atlantic Richfield Co.,
                 5.49%, due November 7, 1997                            99,421
       100,000  duPont (E.I.) deNemours & Co.,
                 5.46%, due October 17, 1997                            99,742
       100,000  duPont (E.I.) deNemours & Co.,
                 5.48%, due October 22, 1997                            99,665
       100,000  Gillette Corp.,
                 5.47%, due October 31, 1997                            99,529
       100,000  Monsanto Co.,
                 5.51%, due October 3, 1997                             99,954
       100,000  Penney's (J.C.) Co.,
                 5.48%, due October 7, 1997                             99,893
       100,000  Toys `R' Us,
                 5.50%, due October 28, 1997                            99,572
       100,000  Xerox Corp.,
                 5.51%, due December 4, 1997                            99,005
TOTAL SHORT TERM
CORPORATE NOTES - 10.99%                                               996,445

GOVERNMENT SPONSORED
ENTERPRISES - 39.16%
      100,000  Federal Agricultural
                Mortgage Corporation,
                5.40%, due October 1, 1997                              99,985
      150,000  Federal Farm Credit Banks,
                5.40%, due March 6, 1998                               149,930
      100,000  Federal Farm Credit Banks,
                5.20%, due January 25, 1999                             99,172
      100,000  Federal Home Loan Banks,
                6.055%, due April 17, 1998                             100,250
      150,000  Federal Home Loan Banks,
                5.035%, due January 19, 1999                           148,476
      100,000  Federal Home Loan Banks,
                5.86%, due April 2, 1999                                99,906
      100,000  Federal Home Loan Banks,
                5.96%, due October 20, 2000                             99,734
      100,000  Federal Home Loan Banks,
                5.50%, due January 10, 2001                             98,312
      150,000  Federal Home Loan Banks,
                6.75%, due April 5, 2004                               153,445
      150,000  Federal Home Loan Mortgage Corporation,
                6.745%, due August 1, 2001                             153,071
      200,000  Federal Home Loan Mortgage Corporation,
                6.704%, due January 9, 2007                            203,374
      150,000  Federal Home Loan Mortgage Corporation,
                Debentures,
                6.99%, due July 5, 2006                                154,968
      200,000  Federal National Mortgage Association,
                6.23%, due September 25, 1998                          200,906
      100,000  Federal National Mortgage Association,
                5.55%, due March 12, 1999                               99,578
       61,232  Federal National Mortgage Association,
                7.00%, due October 1, 1999                              61,831
      150,000  Federal National Mortgage Association,
                6.29%, due October 4, 2000                             150,933
       72,811  Federal National Mortgage Association,
                6.00%, due April 1, 2001                                72,422
      150,000  Federal National Mortgage Association,
                7.05%, due November 12, 2002                           155,297
       57,583  Federal National Mortgage Association,
                7.00%, due February 1, 2003                             58,257
      150,000  Federal National Mortgage Association,
                6.71%, due May 21, 2003                                153,351
      150,000  Federal National Mortgage Association,
                6.72%, due August 1, 2005                              152,905
      200,000  Federal National Mortgage Association,
                6.14%, due November 25, 2005                           194,248
      250,000  Federal National Mortgage Association
                Medium Term Note,
                6.09%, due July 11, 2000                               250,468
      185,159  Government National Mortgage Association,
                7.00%, due September 15, 2010                          188,409
      100,000  Tennessee Valley Authority,
                5.95%, due September 15, 1998                          100,172
      150,000  Tennessee Valley Authority,
                6.00%, due November 1, 2000                            149,625
TOTAL GOVERNMENT
SPONSORED ENTERPRISES - 39.16%                                       3,549,025

U.S. GOVERNMENT SECURITIES - 11.01%
      250,000  U.S. Treasury Notes,
                5.625%, due November 30, 1998                          249,765
      250,000  U.S. Treasury Notes,
                5.875%, due November 15, 1999                          250,155
      250,000  U.S. Treasury Notes,
                5.75%, due October 31, 2000                            248,790
      250,000  U.S. Treasury Notes,
                5.875%, due November 30, 2001                          248,867
TOTAL U.S. GOVERNMENT
SECURITIES - 11.01%                                                    997,577


REPURCHASE AGREEMENT - 4.85%
$     440,000 Northern Trust Co., 6.00%,
                 due October 1, 1997
                 (Collateralized by U.S.
                 Treasury Notes,
                 6.00%, due November 30, 1997)                         440,000
TOTAL INVESTMENTS - 98.54%                                      $    8,931,826

Other assets less liabilities - 1.46%                                  132,100

TOTAL NET ASSETS - 100.00%
	(equivalent to $11.28 per share;
	10,000,000 shares of $1.00 par value
	capital shares authorized; 803,555
        shares outstanding)                                     $    9,063,926


ADR - American Depository Receipt

BASIS OF DETERMINING MARKET VALUE. Each investment is valued at the latest sales price on September 30, 1997, as reported by the principal exchange on which the issue is listed. If no sale is reported, or if unlisted, the average of the latest bid and asked price is used.

This report has been prepared for the information of the Shareholders of Scout Balanced Fund, Inc., and is not to be construed as an offering of the shares of the Fund. Shares of this Fund and of the other Scout Funds are offered only by the Prospectus, a copy of which may be obtained from Jones & Babson, Inc.

BOARD OF DIRECTORS
AND OFFICERS

Board of Directors
Larry D. Armel
William E. Hoffman, D.D.S.
Eric T. Jager
Stephen F. Rose
Stuart Wien

Officers
Larry D. Armel, President
P. Bradley Adams, Vice President & Treasurer
Michael A. Brummel, Vice President
Martin A. Cramer, Vice President & Secretary
John G. Dyer, Vice President
Constance E. Martin, Vice President

Investment Counsel
UMB Bank, n.a., Kansas City, Missouri

Auditors
Baird, Kurtz & Dobson, Kansas City, Missouri

Legal Counsel
Stradley, Ronon, Stevens & Young,
Philadelphia, Pennsylvania
John G. Dyer, Kansas City, Missouri

Custodian
UMB Bank, n.a., Kansas City, Missouri


JONES & BABSON
MUTUAL FUNDS

P.O. Box 410498
Kansas City, MO 64141-0498

TOLL-FREE 1-800-996-2862

JB28C